EXHIBIT 10.2

EXECUTION COPY

EIGHTH AMENDMENT TO

CREDIT AGREEMENT

AND CONSENT OF GUARANTORS

This EIGHTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of December 15, 2003, and entered into by and among FLEETWOOD ENTERPRISES, INC. (“Fleetwood”), FLEETWOOD HOLDINGS, INC. and its Subsidiaries listed on the signature pages hereof (collectively, “FMC”), FLEETWOOD RETAIL, CORP. and its Subsidiaries listed on the signature pages hereof (collectively, “FRC”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Third Amendment to Credit Agreement and Consent of Guarantors dated as of December 7, 2001, that certain Fourth Amendment to Credit Agreement and Consent of Guarantors dated as of July 12, 2002, that certain Fifth Amendment to Credit Agreement and Consent of Guarantors dated as of January 24, 2003, that certain Sixth Amendment to Credit Agreement and Consent of Guarantors dated as of March 25, 2003, and that certain Seventh Amendment and Consent of Guarantors dated as of July 21, 2003 (the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

Whereas, the Borrowers have requested of the Agent and the Majority Lenders certain waivers, consents and approvals under the Credit Agreement with respect to the grant of unsecured guaranties by Fleetwood of obligations owing by dealers that are members of a buyer’s group facilitated by Rock Financial, Inc. (the “Rock Group”) to those traditional floor plan lenders set forth on Schedule 1 hereto (the “Floor Plan Lenders”) which arise by reason of any members of the Rock Group’s failure to remit payment to the Floor Plan Lenders (as required under any agreement for financing between the Rock Group and the Floor Plan Lenders) for sold inventory which was manufactured by Fleetwood and, or its Subsidiaries (the “Proposed Guaranty”); and

Whereas, the Borrowers have requested amendments to the Credit Agreement to modify certain covenants in connection with the issuance of 2003 Subordinated Debentures (as defined below); and

Whereas, the Majority Lenders and the Agent are willing to agree to the amendments and to give the waivers, consents and approvals requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the promises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Majority Lenders, and the Agent agree as follows:

1.             AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1           Amendments to Annex A to Credit Agreement (Definitions).  The definition of “Change of Control” and “Subordinated Debt” in Annex A of the Credit Agreement are amended to read as follows:

“Change of Control” means either (i) a change shall occur in the Board of Directors of Fleetwood so that a majority of the Board of Directors of Fleetwood ceases to consists of the individuals who constituted the Board of Directors of Fleetwood on the Closing Date (or individuals whose election or nomination for election was approved by a vote of more than 50% of the directors then in office who either were directors of Fleetwood on the Closing Date or whose election or nomination for election previously was so approved); or (ii) any Person or Group (within the meaning of Rule 13d-3 of the Securities and Exchange Commission), shall become or be the owner, directly or indirectly, beneficially or of record, of shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Fleetwood on a fully diluted basis; or (iii) except as permitted hereunder, any Loan Party (other than Fleetwood) ceases to be direct or indirect wholly-owned Subsidiary of Fleetwood; or (iv) a “change of control” as such term is defined in the indenture under which 2003 Subordinated Debentures are issued.

“Subordinated Debt” means the unsecured Debt from time to time outstanding under the Subordinated Debentures, the New Subordinated Debentures, the 2003 Subordinated Debentures and the maximum liability of Fleetwood on any subordinated Guaranty of the Trust Securities.

1.2           Additions to Annex A to Credit Agreement (Definitions).  The following definitions of “Eighth Amendment” and “2003 Subordinated Debentures” are added in Annex A of the Credit Agreement in appropriate alphabetical order:

“Eighth Amendment” means that certain Eighth Amendment to Credit Agreement and Consent of Guarantors, dated as of December 15, 2003, and entered into by and among Fleetwood, Holdings and its Subsidiaries listed on the signature pages thereof, Retail and its Subsidiaries listed on the signature pages thereof, the banks and other financial institutions signatory thereto that are parties as Lenders to this Agreement and Bank of America, N.A., as administrative agent and collateral agent for the Lenders.

“2003 Subordinated Debentures” means up to $120,000,000 in aggregate principal amount of unsecured, convertible senior subordinated debentures issued by Fleetwood after the effective date of the Eighth Amendment and issued (i) on terms and conditions set forth in the indicative Description of Debentures, a copy of which is attached to such amendment and (ii) otherwise in accordance with Section 7.29(c).

1.3           Amendment to Section 3.4.  Subsection (h) is renumbered as subsection (i) and the following new subsection (h) is added:

“(h)  Immediately upon receipt by Fleetwood of the cash proceeds from issuance of any 2003 Subordinated Debentures (the “2003 Subordinated Debentures Cash Proceeds”), Fleetwood shall apply such amount of the 2003 Subordinated Debentures Cash Proceeds to the Revolving Loans equal to the lesser of (i) the principal amount of Revolving Loans as of the date hereof or (ii) 100% of such 2003 Subordinated Debentures Cash Proceeds.  2003 Subordinated Debentures Cash Proceeds applied to the Revolving Loans shall not reduce the Revolving Credit Commitment.

1.4           Amendment to Section 7.29.  The following subsection (c) is added:

“(c)  In addition to the Subordinated Debt Exchange and the New Subordinated Debentures, after the effective date of the Eighth Amendment, Fleetwood may issue 2003 Subordinated Debentures if (i) the aggregate principal amount of the Subordinated Debt does not exceed $510,000,000, (ii) the amount of the aggregate annual payments with respect to the Subordinated Debt, after giving effect to such issuance, does not exceed one hundred eighty-five percent (185%) of the amount of the aggregate annual payments with respect to Subordinated Debt on the Closing Date; (iii) the rate of interest for the 2003 Subordinated Debentures does not exceed five and one half percent (5.5%); (iv) all other terms of such 2003 Subordinated Debentures are substantially consistent with the Description of Debentures attached as Exhibit A to the Eighth Amendment and (v) the cash proceeds of the 2003 Subordinated Debentures are applied as provided in Section 3.4(h) hereof.  Prior to December 15, 2008, Fleetwood will not, and will not permit any of its Subsidiaries to, make any cash payments or prepayments with respect to the 2003 Subordinated Debentures other than, subject to the subordination provisions contained therein, (A) mandatory payments of interest (including any additional amounts on the 2003 Subordinated Debentures and any Fleetwood common stock issued upon conversion thereof) when due under the terms of the 2003 Subordinated Debentures (without acceleration), (B) mandatory payments upon conversion of 2003 Subordinated Debentures, (C) mandatory payments to satisfy repurchase obligations with respect to 2003 Subordinated Debentures upon a change of control (as defined in the indenture under which the 2003 Subordinated Debentures are issued), (D) fees, indemnification payments, expense reimbursements and other customary payments made to any trustee, conversion agent, transfer agent, exchange agent, paying agent, depositary or custodian for the 2003 Subordinated Debentures or any agent or counsel for any of the foregoing, and (E) payment of customary fees and expenses related to registering for resale under the Securities Act of 1933 the 2003 Subordinated Debentures and the Fleetwood common stock into which such debentures are convertible and (F) any other mandatory payments of principal and/or interest (including any additional amounts) required under the terms of the indenture under which the 2003 Subordinated Debentures are issued.”

1.5           Amendment to Section 7.10.  Section 7.10(a) shall be amended by deleting the “and” at the end of clause (viii) and adding the following after clause (ix):

“and (x) so long as no Default or Event of Default has occurred and is continuing on the date of the payment thereof, both before and after giving effect to such payment, Fleetwood may, on or prior to the date which is six (6) months after the date of the issuance of the 2003 Subordinated Debentures, prepay or repurchase and cancel all or a portion of the Subordinated Debentures or New Subordinated Debentures; provided that the amount of such prepayment or repurchase does not exceed the amount of the net 2003 Subordinated Debentures Cash Proceeds received upon the issuance of the 2003 Subordinated Debentures; and provided further that contemporaneously therewith Fleetwood Trust uses such proceeds to prepay or repurchase and cancel those Trust Securities having the same liquidation amount as the principal amount of such Subordinated Debentures or the New Subordinated Debentures underlying such Trust Securities;”

1.6           Amendment to Section 7.14.  Section 7.14 shall be deleted in its entirety and replaced with the following:

“Section 7.14            Prepayment. Neither Fleetwood nor any of its Subsidiaries shall voluntarily prepay any Debt, except the Obligations in accordance with the terms of this Agreement; provided that the Excluded Retail Subsidiaries may prepay the Floor Plan Debt and intercompany Debt; and provided further that so long as no Default or Event of Default has occurred and is continuing on the date of the payment thereof, both before and after giving effect to such payment, Fleetwood may, on or prior to the date which is six (6) months after the date of the issuance of the 2003 Subordinated Debentures, prepay or repurchase and cancel all or a portion of the Subordinated Debentures or New Subordinated Debentures; provided that the amount of such prepayment or repurchase does not exceed the amount of the net 2003 Subordinated Debentures Cash Proceeds received upon the issuance of the 2003 Subordinated Debentures; and provided further that contemporaneously therewith Fleetwood Trust uses such proceeds to prepay or repurchase and cancel those Trust Securities having the same liquidation amount as the principal amount of such Subordinated Debentures or the New Subordinated Debentures underlying such Trust Securities.

1.7           Amendment to Section 7.29.  Section 7.29(a) shall be amended by adding the following at the end of clause (a):

“; provided that, in respect of clause (i) above only, so long as no Default or Event of Default has occurred and is continuing on the date of the payment thereof, both before and after giving effect to such payment, Fleetwood may, on or prior to the date which is six (6) months after the date of the issuance of the 2003 Subordinated Debentures, prepay or repurchase and cancel all or a portion of the Subordinated

Debentures or New Subordinated Debentures; provided that the amount of such prepayment or repurchase does not exceed the amount of the net 2003 Subordinated Debentures Cash Proceeds received upon the issuance of the 2003 Subordinated Debentures; and provided further that contemporaneously therewith Fleetwood Trust uses such proceeds to prepay or repurchase and cancel those Trust Securities having the same liquidation amount as the principal amount of such Subordinated Debentures or the New Subordinated Debentures underlying such Trust Securities.”

2.             CONSENTS, APPROVALS AND WAIVERS.

2.1           Proposed Guaranty.  By the execution of this Consent, (a) the Agent and the Majority Lenders hereby consent to the execution and delivery by the Loan Parties party thereto of the Proposed Guaranty, (b) each Majority Lender hereby instructs the Agent to take any and all other further reasonable and customary actions necessary to permit such execution and delivery and (c) the Agent and the Majority Lenders hereby waive any breach of Section 7.12 of the Credit Agreement caused solely by the grant of the Proposed Guaranty and agree that the Proposed Guaranty shall not be applied against the Guaranties permitted by Section 7.12(g); provided that the Proposed Guaranty is unsecured and the liabilities guaranteed by the Proposed Guaranty do not exceed, in the aggregate, $5,000,000; provided further that each guaranty that makes up a portion of the Proposed Guaranty is on customary and commercially reasonable terms and is valid for a period of no greater than twelve (12) consecutive months from the date of issuance of such guaranty; and provided further that the foregoing consent and waiver is limited to the Proposed Guaranty only and shall not be deemed a waiver of Section 7.12 of the Credit Agreement with respect to any other guaranty or with respect to any modification, amendment, extension, replacement or restatement of the Proposed Guaranty.

2.2           2003 Subordinated Debentures.  By the execution of this Amendment, the Agent and the Majority Lenders hereby consent to the terms of the 2003 Subordinate Debentures as set forth in the indicative Description of Debentures attached hereto as Exhibit A.

3.             REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Majority Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Majority Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

3.1           Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

3.2           Corporate Action.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

3.3           No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

3.4           Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

3.5           No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

3.6           No Material Adverse Effect.  No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

3.7           Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

4.             CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Majority Lender and only if and when each of the following conditions is satisfied:

4.1           Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

4.2           No Default or Event of Default; Accuracy of Representations and Warranties.  No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

4.3           Other Documents.  The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

5.             EFFECTIVE DATE.  This Amendment shall become effective on the date of the satisfaction of the conditions set forth in Section 4, and each of the Majority Lenders signatory hereto hereby waives any Default or Event of Default that may have arisen prior to the date of the Amendment, but that would not be a Default or Event of Default after giving effect to this Amendment (the “Eighth Amendment Effective Date”).

6.             EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.  Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

7.             APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

8.             COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

9.             CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Eighth Amendment to Credit Agreement and Consent of Guarantors as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
	By:	FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF
PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Forrest D. Theobald
Name:	Forrest D. Theobald
Title:	Secretary

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

	By:	/s/ Forrest D. Theobald
	Name:	Forrest D. Theobald
	Title:	Secretary

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

	By:	/s/ Forrest D. Theobald
	Name:	Forrest D. Theobald
	Title:	Senior Vice President, General Counsel and Secretary

BANK OF AMERICA, N.A., as the Agent and a Lender

By:	/s/ John McNamara
Name:	John McNamara
Title:	Vice President

HELLER FINANCIAL, INC., as a Lender

By:	/s/ Howard Bailey
Name:	Howard Bailey
Title:	Senior Vice President

WELLS FARGO FOOTHILL, INC., fka FOOTHILL CAPITAL CORPORATION, as a Lender

By:	/s/ John Barrera
Name:	John Barrera
Title:	Assistant Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Thomas H. Hopkins
Name:	Thomas H. Hopkins
Title:	Vice President

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 15th day of December, 2003.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
	By:	FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/S/ Forrest D. Theobald
Name:	Forrest D. Theobald
Title:	Secretary

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

	By:	/S/ Forrest D. Theobald
	Name:	Forrest D. Theobald
	Title:	Secretary

OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC.
FLEETWOOD CANADA LTD.
BUCKINGHAM DEVELOPMENT CO.
FLEETWOOD INTERNATIONAL INC.

	By:	/S/ Forrest D. Theobald
	Name:	Forrest D. Theobald
	Title:	Secretary

SCHEDULE 1

FLOOR PLAN LENDERS

Bombardier Capital Inc.

Textron Financial Corporation

Transamerica Commercial Finance Corporation

EXHIBIT A